SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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[ ] Preliminary Proxy Statement
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Emerging Markets Growth Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Emerging Markets Growth Fund, Inc.

Meeting of Shareholders — November 10, 2016

Important notice

A meeting of shareholders of Emerging Markets Growth Fund, Inc. will take place at 11:00 a.m. local time on Thursday, November 10, 2016, at 333 South Hope Street, Los Angeles, California 90071. It is very important that you take a few minutes to read the enclosed material in full and vote your shares as soon as possible. Registered investment companies are required to obtain shareholders’ approval for certain issues and as a shareholder, you have the right to vote on these matters.

While you are welcome to attend the meeting, most shareholders cast their vote by completing and signing the enclosed proxy card, by calling or by voting via the Internet. The shareholder meeting is expected to be very brief because there will be no planned investment discussion. Please call Courtney Young Taylor at (213) 452-2173 if you plan to attend, would like to obtain directions, or have any other questions. Regardless of your decision to attend at this time, please cast your vote as soon as possible. Voting now will ensure that your vote is counted if you are unable to attend, and will not prevent you from attending the meeting and voting in person instead.

Please don’t hesitate. Vote your shares today. Your prompt response will help reduce proxy costs — which are paid for by the Fund — and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers the Fund’s proxy costs even further.

Thank you.

Sincerely,

Laurie D. Neat

Secretary

Emerging Markets Growth Fund, Inc.

Notice of Meeting of Shareholders

November 10, 2016

To the Shareholders of Emerging Markets Growth Fund, Inc.:

Notice is hereby given that a meeting of shareholders of Emerging Markets Growth Fund, Inc., a Maryland corporation (the “Fund”), will be held at 11:00 a.m. local time on Thursday, November 10, 2016, at 333 South Hope Street, Los Angeles, California 90071.

At the meeting, shareholders will be asked to consider and vote on the following proposals that are part of continuing efforts intended to modernize the Fund’s structure, reduce costs, streamline operations and position the Fund for future growth:

1.	Elect six Directors
2.	Approve the amendment and restatement of the Fund’s Articles of Incorporation, including the following amendments related to:
a.	Series and class structure and related provisions
b.	Vote requirements
c.	Quorum requirements
d.	Certain other changes (including shareholder redemption procedures and Director indemnification)
3.	Approve an amendment to the Fund’s Investment Advisory and Service Agreement
4.	Consider and act upon any other business as may properly come before the meeting or any adjournment thereof

Shareholders of record of the Fund at the close of business on August 15, 2016, are entitled to notice of and to vote at the meeting or any adjournment thereof.

In accordance with the Fund’s By-Laws, the proposed business cannot be conducted at the meeting unless the holders of a majority of the outstanding shares of the Fund at the close of business on the record date are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card or cast your vote by telephone or the Internet, as soon as possible. You may revoke your proxy at any time before its use.

By order of the Board of Directors,

Laurie D. Neat
Secretary

August 26, 2016

Important Notice Regarding the Availability of Proxy Materials

for the Emerging Markets Growth Fund Shareholder Meeting

to be Held on November 10, 2016

In addition to the full set of proxy materials being delivered to you by mail, the proxy materials are also available on a publicly accessible website, where you can view and print the materials at any time.

The proxy materials for the meeting are available at:

https://www.proxy-direct.com/emg-28021

On this site you can view the Proxy Statement and Form of Proxy, and most recent Annual Report to shareholders. Just follow the steps outlined on the website.

You can help the Fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (i) by calling the toll-free number as described in the enclosed insert; (ii) by accessing the Internet as described above and in the enclosed insert; or (iii) by marking, signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

Emerging Markets Growth Fund, Inc.

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

Proxy Statement

Meeting of Shareholders

November 10, 2016

The enclosed proxy is solicited by the Board of Directors (“Board”) of Emerging Markets Growth Fund, Inc. (the “Fund”) in connection with the meeting of shareholders to be held at 11:00 a.m. local time on Thursday, November 10, 2016, at 333 South Hope Street, Los Angeles, California 90071.

At a Board meeting held on July 14, 2016, the Board unanimously approved and recommended that you vote “FOR” all of the following Proposals:

1.	Elect six Directors
2.	Approve the amendment and restatement of the Fund’s Articles of Incorporation, including the following amendments related to:
a.	Series and class structure and related provisions
b.	Vote requirements
c.	Quorum requirements
d.	Certain other changes (including shareholder redemption procedures and Director indemnification)
3.	Approve an amendment to the Fund’s Investment Advisory and Service Agreement

The Board knows of no other business that will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. This Proxy Statement and proxy card are being mailed to shareholders on or about August 26, 2016.

With respect to Proposal 1 regarding the election of Directors, assuming there is a quorum, each nominee will be elected by the affirmative vote of a plurality of votes cast. This means that the six nominees receiving the highest number of votes will be elected, even if they receive less than a majority of votes cast. All six nominees are expected to be elected as Directors because they are running unopposed; votes not cast or votes withheld will have no effect on the election’s outcome. Approval of Proposals 2.A – 2.D regarding the amendment and restatement of the Fund’s Articles of Incorporation requires the affirmative vote of 66- 2/3% of all votes entitled to be cast. Proposal 3, regarding the amendment of the Investment Advisory and Service

Agreement, requires the affirmative vote of a “majority of the outstanding shares” of the Fund, which means the affirmative vote of the lesser of (i) 67% or more of the Fund shares present or represented by proxy at the shareholder meeting, if more than 50% of the Fund’s outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided, or record your vote via telephone or the Internet in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card without otherwise completing it, your shares will be voted “for” all Proposals and in accordance with the discretion of the proxies as to any other matter that is properly presented at the meeting. Your proxy can be revoked at any time before its exercise, either by filing with the Fund a written notification of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the meeting and voting in person. All shares that are present in person or by proxy, whether or not voted, are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, as are broker “non-votes” (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares). However, abstentions and broker non-votes are not counted as part of the vote necessary to approve the Proposals. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” Proposals 2.A – 2.D and Proposal 3. Abstentions and broker non-votes will have no effect on Proposal 1, which requires a plurality of votes cast for approval.

To obtain the necessary representation at the meeting, supplementary solicitations may be made by mail, telephone, facsimile, electronic or other means of communication, by Officers or employees of the Fund or its affiliates, or proxy solicitation firms.

If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

General Information

The Fund is an open-end diversified management investment company and is a corporation organized under Maryland law. At the close of business on August 15, 2016, the record date fixed by the Board for the determination of shareholders entitled to notice of and to vote at the meeting, there were 447,955,647 outstanding shares of capital stock, the only authorized class of securities of the Fund. There is no provision for cumulative voting and the number of shares outstanding equals the number of votes entitled to be cast.

Attached as Appendix A is a table that identifies those investors who owned or were known to own beneficially 5% or more of the outstanding shares of the Fund as of August 1, 2016.

Capital International, Inc. is the investment adviser to the Fund and is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. The Fund’s principal underwriter is American Funds Distributors, Inc., located at 333 South Hope Street, Los Angeles, California 90071.

The enclosed proxy is solicited by and on behalf of the Board of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain Officers and Directors of the Fund or associates of the investment adviser or its affiliates who will receive no extra compensation for their services may solicit by telephone, facsimile, electronic or other means of communication. The Fund has retained Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, for proxy solicitation services, including print, mail and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of $4,000 plus postage expenses. Shareholders can reach Computershare Fund Services at (866) 880-8631.

The Board urges all shareholders to vote their shares by mail, telephone, or the Internet. If voting by mail, please mark, sign, date and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. To vote your proxy by telephone or the Internet, please follow the instructions that appear on the enclosed proxy card.

PROXY STATEMENT

OVERVIEW OF THE PROPOSALS

The proposals being recommended by the Board of Directors are part of continuing efforts intended to modernize the Fund’s structure, reduce costs and streamline operations, and position the Fund for future growth.

Proposal 1

Elect Six Directors

You are being asked to elect members of a new board of directors for the Fund. The current Board has nominated a slate of six individuals to stand for election. These nominees currently serve on an existing board that oversees a number of mutual funds advised by affiliates of the Fund’s investment adviser, Capital International, Inc. (the “Adviser”), including another fund investing primarily in emerging markets. The intent of this proposal is to position the Fund for future growth and align the Fund’s oversight structure with other funds under an existing board that provides relevant experience, as well as to reduce administrative costs to the Fund.

Proposal 2

Approve the Amended and Restated Articles of Incorporation

You are being asked to approve the Fund’s proposed amended and restated Articles of Incorporation (its “Charter”). The Board believes that it is in the best interests of shareholders to modernize the existing Charter, which dates back to the Fund’s inception in 1986. The proposed changes are intended to make the administration of the Fund more efficient and cost-effective going forward, provide more flexibility for the operation of the Fund, and enhance consistency across other funds managed by affiliated investment advisers. Shareholders will vote on certain significant changes to the Fund’s proposed Charter separately. These changes are related to the series and class structure of the Fund, the vote required for certain extraordinary actions by shareholders, and shareholder meeting quorum requirements. These changes are set forth as sub-proposals 2A, 2B and 2C. The remaining changes will be voted on as one sub-proposal, and include certain changes related to shareholder redemption procedures, and Director indemnification, as well as other minor changes for the purpose of modernizing and clarifying the language in the Charter. These changes are summarized in sub-proposal 2D.

Adoption of the amended and restated Charter will not alter the Directors’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will the Fund’s current investments, investment objectives or policies change by virtue of the adoption of the amended and restated Charter.

Proposal 3

Approve an amendment to the Investment Advisory and Service Agreement

You are being asked to approve an amendment to the Investment Advisory and Service Agreement with the Adviser that provides for calculation of the Fund’s investment advisory service fee on a daily basis, as opposed to a weekly basis. Mutual fund advisory fees are typically calculated on days that a fund calculates its net asset value. Between 1999 and 2014, the Fund calculated its net asset value (and therefore, its advisory service fee) on a weekly basis as an open-end interval fund. In 2014, the Fund converted to a daily-valued fund. Amending the Investment Advisory Service Agreement to provide for calculation of the advisory service fee on a daily basis will align the frequency of this calculation with the frequency of the Fund’s daily net asset value calculation. This change is expected to result in more precise advisory service fees because the calculation will reflect daily changes in the Fund’s net asset value, and is consistent with the practices of other daily valued mutual funds.

Approval of the amendment to the Investment Advisory Service Agreement would not change the Fund’s fee schedule, nor would it change how frequently the Fund compensates the Adviser, which will continue to occur on a monthly basis.

For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposals 1, 2 and 3.

PROPOSAL 1: ELECT SIX DIRECTORS

INTRODUCTION TO PROPOSAL 1

The purpose of Proposal 1 is to elect members of the Board of Directors (the “Board”) for the Fund. The current Board has nominated a slate of six individuals to stand for election to the Board (the “Nominees”), none of whom sits on the current Board of Directors for the Fund. Instead, the Nominees comprise an existing board that oversees a number of mutual funds advised by affiliates of the Adviser, including a fund investing primarily in emerging markets. The intent of Proposal 1 is to position the Fund for future growth and align the Fund’s oversight structure with other funds advised by affiliates of the Fund’s Adviser under an existing Board that provides relevant experience, as well as to reduce costs to the Fund.

If elected by shareholders, the Nominees will replace the current Board in its entirety, and the Chairman of the Board would be a “non-interested” Director as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (an “Independent Director”). It is expected that the Nominees’ terms in office will commence on or about December 9, 2016.

If elected, each Nominee is to hold office until his or her resignation, death or disability, or until a successor is elected and qualified. The six individuals standing for election who receive the highest number of votes will be elected. Because it is not anticipated that meetings of shareholders will be held each year, if elected the Nominees’ terms will be indefinite in length.

Each of the Nominees has agreed to serve as a Director if elected.

Why is the Board proposing a new slate of directors?

Under this proposal, the Fund would be overseen by a board (the “CGETOP/CGPCS Board”) that is responsible for overseeing other funds managed by an affiliate of the Adviser, including Capital Group Emerging Markets Total Opportunities, a fund that invests primarily in emerging markets.

As emerging markets investing has matured, the Fund has made changes to its structure over time to keep pace. The Fund was established in 1986 as a closed-end mutual fund (the first mutual fund to invest in emerging markets) and had 10 institutional investors who also served on the board. Over time, the Fund has changed its structure to provide more liquidity to its shareholders, including fully converting to an open-end, daily valued fund in 2014.

Given this evolution, there is no longer a compelling reason for the Fund’s Board to differ in structure and process from the boards of other Capital-advised funds. Further, grouping the Fund with another emerging markets mutual fund under the supervision of the same board is expected to streamline oversight and bring a consistent and experienced perspective related to emerging markets issues.

In addition, the CGETOP/CGPCS Board has experience in areas that are increasingly relevant to the Fund in light of its operation as a daily valued mutual fund, such as positioning the Fund to grow in the future and expanding distribution to defined contribution retirement plans.

Finally, electing the new slate of directors is expected to reduce administrative costs to the Fund. The CGETOP/CGPCS Board is smaller, and would decrease the number of Independent Directors from seven to five. In addition, because the Fund would be served by a board that oversees a number of other affiliated mutual funds, certain expenses related to compensation and travel for the Independent Directors would be shared across 10 funds. A smaller board and shared expenses by multiple funds are expected to result in decreased administrative costs for the Fund.

Selection process

The Fund’s current Committee on Directors (the “Committee”) and Board select Independent Directors with a view toward constituting a Board that, as a body,

possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In nominating the Nominees, the Board considered the qualifications, skills, attributes and experience of the Nominees, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills.

When assessing Independent Director candidates, the current Committee and Board consider a number of factors, such as whether a candidate: has an understanding of the nature of the Fund’s business; has emerging markets experience; is qualified to fulfill the legal and fiduciary obligations imposed on Directors; and/or has the necessary experience to be an “audit committee financial expert” as defined under the regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”). In addition, the Committee and Board seek Independent Directors who have high ethical standards, the highest levels of integrity and commitment, inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities as Independent Directors of the Fund.

PROPOSAL 1: ELECT THE SIX NOMINEES FOR DIRECTORS LISTED BELOW

Each Nominee who would not be an “interested person” of the Fund within the meaning of the 1940 Act (“Independent Director Nominee”) has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Nominees draw in connection with their proposed service, the following tables summarize the specific experience, qualifications, attributes or skills for each Independent Director Nominee that led the Board to conclude that he or she should serve as a member of the Board.

The Nominee who would be an “interested person” of the Fund within the meaning of the 1940 Act (“Interested Director Nominee”) has similar qualifications, skills and attributes as the other Nominees. The Interested Director Nominee is a senior executive officer of a company affiliated with the Adviser. This management role permits him to make a significant contribution to the Fund’s Board.

Each Nominee also currently serves on the CGETOP/CGPCS Board and/or other boards overseeing mutual funds managed by an affiliate of the Adviser for the number of years listed in the tables below. During that period, he or she has become familiar with such funds’ financial, accounting, distribution, regulatory and investment matters and has contributed to the boards’ deliberations.

The following discussion of the Nominees’ qualifications, attributes and skills is pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Director or the Board as a whole. Notwithstanding the accomplishments listed below, none of the Independent Director Nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Nominees for Board of Directors

Emerging Markets Growth Fund, Inc.

“Non-Interested” Director Nominees1

Name and Age	Principal Occupation(s) During Past 5 Years	Position(s) held with Funds in the Fund Complex (Year First Elected as a Director/ Trustee)	Number of Portfolios in Fund Complex[2] Overseen by Nominee[3]	Other Directorships[4] Held by Nominee	Other Relevant Experience and Qualifications
Joseph C. Berenato 70	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	Trustee - CGPCS Funds (2015); CGETOP (2015) Director/Trustee – Capital Income Builder (2005); Fundamental Investors (2003); Growth Fund of America (2003); New Economy Fund (2000); SMALLCAP World Fund, Inc. (2000); Capital World Growth and Income Fund (2005)	16	Duocommun Incorporated

·        Service as chief financial officer, aerospace components manufacturer

·        Senior corporate management experience, corporate banking

·        Corporate board experience

·        Service as director, Los Angeles Branch of the Federal Reserve Bank of San Francisco

·        Service on trustee board for educational organizations

·        Audit Committee Financial Expert

·        MBA, Finance, MA, English, BS, Engineering

Richard G. Capen, Jr. 82	Corporate director and author	Trustee - CGPCS Funds (2009); CGETOP (2011) Former Director/Trustee - 16 American Funds portfolios (1999)	10	None

·        Service as publisher and chief executive officer, newspaper publishing company

·        Senior management experience,

·        Corporate board experience

·        Former Assistant Secretary of Defense for Legislative Affairs

·        Former U.S. Ambassador to Spain

Nominees for Board of Directors

Emerging Markets Growth Fund, Inc.

Name and Age	Principal Occupation(s) During Past 5 Years	Position(s) held with Funds in the Fund Complex (Year First Elected as a Director/ Trustee)	Number of Portfolios in Fund Complex[2] Overseen by Nominee[3]	Other Directorships[4] Held by Nominee	Other Relevant Experience and Qualifications
Vanessa C. L. Chang 64	Director, EL & EL Investments (real estate)	Trustee - CGPCS Funds (2015); CGETOP (2015) Director/Trustee – American Balanced Fund (2012); American Funds Developing World Growth and Income Fund (2013); EuroPacific Growth Fund (2005); The Income Fund of America (2012); International Growth and Income Fund (2012); New Perspective Fund (2000); New World Fund, Inc. (2005)	17	Edison International; Sykes Enterprises; Transocean Ltd.

·        Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

·        Senior management experience, investment banking

·        Former partner, public accounting firm

·        Corporate board experience

·        Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·        Former member of the Governing Council of the Independent Directors Council

·        Audit Committee Financial Expert

·        CPA (inactive)

Nominees for Board of Directors

Emerging Markets Growth Fund, Inc.

Name and Age	Principal Occupation(s) During Past 5 Years	Position(s) held with Funds in the Fund Complex (Year First Elected as a Director/ Trustee)	Number of Portfolios in Fund Complex[2] Overseen by Nominee[3]	Other Directorships[4] Held by Nominee	Other Relevant Experience and Qualifications
H. Frederick Christie 83	Private investor	Trustee - CGPCS Funds (2009); CGETOP (2011) Former Director/Trustee - 45 American Funds portfolios (1972)	10	Former director of AECOM Technology Corporation; former director of DineEquity, Inc.; former director of Ducommun Incorporated

·        Service as chairman and chief executive officer, non-utility holding company

·        Service as president and chief financial officer, utility company

·        Senior corporate management experience

·        Service on trustee board of charitable organizations

·        Audit Committee Financial Expert

·        MBA, management

Richard G. Newman 81	Founder and Chairman Emeritus, AECOM Technology Corporation (global engineering, consulting and professional technical services)	Chairman of the Board (independent and Non-Executive) - CGPCS Funds (2009); CGETOP (2011) Former Director/Trustee - 15 American Funds portfolios (1991)	10	Former director of AECOM Technology

·        Service as chief executive officer for multiple international companies

·        Experience as an engineer

·        Experience in global mergers and acquisitions and business

·        Audit Committee Financial Expert

·        MS, civil engineering

Nominees for Board of Directors

Emerging Markets Growth Fund, Inc.

“Interested” Director Nominee5

Name and Age	Principal Occupation(s) During Past 5 Years[6]	Position(s) held with Funds in the Fund Complex (Year First Elected as a Director/ Trustee)	Number of Portfolios in Fund Complex[2] Overseen by Nominee[3]	Other Directorships[4] Held by Director or Nominee
Paul Roye 62	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company[7]	Vice Chairman of the Board - CGPCS Funds (2009); CGETOP (2011) Executive Vice President, PEO and Trustee – Washington Mutual Investors Fund (2012)	11	None
[1]	Directors and Officers of the Fund serve until their resignation, removal or retirement. Other than their service as Director/Trustee on the boards of other investment companies managed by an affiliate of the Adviser, none of the “Non-Interested” Director Nominees hold positions with the Fund, or as an officer, employee, director, or general partner of affiliated persons or principal underwriters of the Fund.
[2]	Funds managed by the Adviser or its affiliates.
[3]	The number of portfolios overseen by a Nominee includes portfolios that the Nominee would oversee if elected.
[4]	This includes all directorships (other than those with the funds in the Fund Complex) that are held by each Nominee as a director of a public company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act, other than those within the Fund Complex.
[5]	An “interested” Director Nominee is one as defined within the meaning of the 1940 Act, on the basis of the Nominee’s affiliation with the Adviser or affiliated entities.
[6]	Includes positions held by the Nominee, if any, as an officer, employee, director, or general partner of affiliated persons or principal underwriters of the Fund.
[7]	Company affiliated with the Adviser.

The address for all Directors of the Fund and the above Nominees is 11100 Santa Monica Boulevard, 15th Floor,

Los Angeles, California, 90025. Shareholders may communicate with the Board of Directors by sending correspondence to that address, in care of the Fund’s Secretary.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES, UNLESS OTHERWISE SPECIFIED

Director Fund ownership and compensation

No compensation is paid by the Fund to any Director who is a director, officer or employee of the Adviser or its affiliates.

Current Independent Director compensation

Current Directors who are not affiliated with the Adviser receive an annual retainer, plus attendance fees for each board meeting and committee meeting attended as a committee member (except for the independent chairman who is paid attendance fees for attending any committee meeting either as a member or nonmember. The independent chairman and vice chairman of the board, as well as the chairs of each committee, receive an additional annual retainer for such service. Additionally, an attendance fee is paid to the non-interested director who serves as the fund’s representative and attends committee meetings held by certain private equity funds that have been organized by the Adviser and in which the Fund has invested. Pursuant to the Fund’s By-Laws, the Fund is not required to hold annual meetings of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Fund’s last shareholder meeting was held in 2014.

Certain Directors are prohibited from receiving fees based on their employer’s policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund’s deferred compensation plan. The Fund also pays the expenses of attendance at board and committee meetings for the Directors who are not affiliated with the Adviser. Six Directors owned Fund shares as of December 31, 2015. Two of these directors are affiliated with the Adviser. Two of the non-interested directors have a business affiliation with an institutional shareholder in the Fund or an affiliate of such a shareholder. For the Fund’s Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Adviser without paying a sales charge. No pension or retirement benefits are accrued as part of Fund expenses.

The following table shows total compensation received by each current Independent Director of the Fund during the Fund’s last fiscal year, July 1, 2015 – June 30, 2016.

Name	Aggregate compensation (including voluntarily deferred compensation1) from the Fund	Total compensation (including voluntarily deferred compensation1) from Fund and fund complex paid to director
Paul N. Eckley	$89,500	$89,500
Beverly L. Hamilton[2]	58,500	58,500
Raymond Kanner[3]	58,500	58,500
L. Erik Lundberg	68,500	68,500
Helmut Mader	58,500	58,500
Aje K. Saigal	58,500	58,500
David H. Zellner[2]	68,500	68,500

[1]	Independent Directors may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of the Fund or one or more American Funds as designated by the director.

[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through the end of the 2016 fiscal year for participating directors is as follows: Beverly L. Hamilton ($1,417,240) and David H. Zellner ($259,488). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the directors.

[3]	Compensation was paid to the director’s employer or affiliate of the employer.

Nominee compensation and fund shares owned

Each Independent Director Nominee is paid an annual fee by the Capital Group Private Client Services Funds and the Capital Group Emerging Markets Total Opportunities Fund (“CGETOP/CGPCS Funds”) for service on the CGETOP/CGPCS Board (certain of the Independent Director Nominees also receive compensation from other funds advised by an affiliate of the Adviser related to their board service for those funds). Board and committee chairs receive additional fees for their services. These Independent Director Nominees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other funds advised by the Adviser or its affiliates. The CGETOP/CGPCS Funds also pay the expenses of attendance at board and committee meetings for the Independent Director Nominees. No pension or retirement benefits are accrued as part of CGETOP/CGPCS Funds’ expenses.

During the CGETOP/CGPCS Funds’ last fiscal year, the full CGETOP/CGPCS Board held a total of four meetings. Each of the Director Nominees attended at least 75% of the aggregate of the total number of meetings of the board and the total number of meetings held by all committees of the board on which he or she served.

The following table shows total compensation received by, and fund shares owned by, each Nominee from the affiliated funds they oversee from July 1, 2015 to June 30, 2016. None of the Nominees currently own shares of the Fund, nor does any Nominee have a beneficial ownership interest in the Fund’s investment adviser or principal underwriter, or in a person directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser or principal underwriter.

Name of Nominee	Aggregate compensation from the CGETOP/CGPCS Funds[1] between July 1, 2015 – June 30, 2016	Total aggregate compensation from the Fund Complex[2] between July 1, 2015 – June 30, 2016[1]	Dollar range[4] of CGETOP/ CGPCS Funds owned	Aggregate dollar range[4] of shares in all funds overseen by Nominee in the Fund Complex
“Non-interested” Director Nominees
Joseph C. Berenato[2]	$43,176	$336,175	None	Over $100,000
Richard G. Capen	55,425	55,425	Over $100,000	Over $100,000
Vanessa C. L. Chang[2]	44,216	315,217	$10,001-$50,000	Over $100,000
H. Frederick Christie	52,925	52,925	Over $100,000	Over $100,000
Richard G. Newman	52,425	52,425	Over $100,000	Over $100,000
“Interested” Director Nominee[3]
Paul F. Roye	None	None	Over $100,000	Over $100,000

[1]	The CGETOP/CGPCS Funds consist of nine funds managed by an affiliate of the Adviser: Capital Group Emerging Markets Total Opportunities Fund and eight funds within the Capital Group Private Client Services Funds. It is anticipated that if elected, the Nominees will review and likely increase their compensation in consideration of their new oversight responsibilities related to the Fund.

[2]	“Fund Complex” consists of the CGETOP/CGPCS Funds, as well as funds in the American Funds family of funds, which are managed by an affiliate of the Adviser. Joseph C. Berenato and Vanessa C. L. Chang serve on boards that oversee certain American Funds. Fees and expenses related to service on American Funds boards are charged to those American Funds and are not borne by the CGETOP/CGPCS Funds, nor would they be borne by the Fund if the Nominees are elected.
[3]	No compensation is paid by these funds to any Director who is a director, officer or employee of the Adviser or its affiliates.
[4]	As of August 1, 2016. Ownership disclosure is made using the following ranges: None; $1-$10,000; 10,001-$50,000; $50,001-$100,000; and Over $100,000.

Management of the Fund

Leadership structure

The current Chairman of the Board is not an “interested person” of the Fund within the meaning of the 1940 Act. The Board of Directors has determined that an independent chairman facilitates oversight and enhances the effectiveness of the Board. The current Chairman’s duties include, without limitation, generally presiding at meetings of the Board, approving Board meeting schedules and agendas, leading meetings of the independent Directors in executive session, facilitating communication with committee chairs, and serving as the principal independent Director contact for Fund management and independent Fund Counsel. Should the Nominees be elected, the Fund’s Chairman of the Board position will continue to be held by an independent Director, and the Chairman will have duties that are substantially similar to the current Chairman’s duties.

There were three Board meetings held during the Fund’s fiscal year ended June 30, 2016.

Risk oversight

Under the current Board structure, day-to-day management of the Fund, including risk management, is the responsibility of the Fund’s contractual service providers, including the Fund’s Adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Fund’s operations, including the processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Board oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the Board receives reports regarding the operations of the Fund’s service providers, including risks. For example, the Board receives reports from investment professionals regarding risks related to the Fund’s investments and trading. The Board also receives compliance reports from the Fund’s and the Adviser’s chief compliance officers addressing certain areas of risk.

Committees of the Fund’s Board also explore risk management procedures in particular areas and then report back to the full Board. For example, the Fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.

If the Nominees are elected, the new Board is expected to continue to delegate day-to-day management of the Fund to the Fund’s contractual service providers. The new Board and its committees are expected to meet periodically and receive reporting on various processes that the Adviser and other service providers have implemented to manage relevant risks that is substantially similar to the reports the current Board and its committees receive.

The new Board is also expected to receive compliance reports from the Fund’s and the Adviser’s chief compliance officers that addresses certain areas of risk.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

Current Board committees and membership

The current Board has organized the following standing committees, each of which holds separate meetings. The principal functions and current membership of each committee are summarized below. None of the Board members serving on a committee was an “interested person” of the Fund within the meaning of the 1940 Act (“Independent Directors”) during the Fund’s most recent fiscal year.

The Fund has an audit committee comprised of three Independent Directors. The committee provides oversight regarding the Fund’s (i) accounting and financial reporting policies and practices; (ii) its internal controls over financial reporting; and (iii) financial statements. The committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. There were two audit committee meetings held during the Fund’s fiscal year ended June 30, 2016.

The Fund has a contracts committee comprised of all of the Independent Directors. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its Adviser or the Adviser’s affiliates, such as the Investment Advisory and Service Agreement and shareholder services agreement that the Fund may enter into, renew or continue, and to make its recommendations to the full Board on these matters. There was one contracts committee meeting held during the Fund’s fiscal year ended June 30, 2016.

The Fund has a committee on directors comprised of three Independent Directors. The committee operates under a written charter, a copy of which is attached as Appendix B to the Proxy Statement. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The committee also evaluates, selects and nominates independent director candidates to the full Board. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board (see also “Shareholder Proposals” below). There were two committee on directors meetings held during the Fund’s fiscal year ended June 30, 2016.

Future Board committees and membership

If the Nominees are elected, the Board will reconstitute its committees. The principal functions and expected membership of each committee are summarized below. It is expected that Independent Directors will continue to comprise the committees.

The Fund will have an audit committee comprised of all of the Independent Director Nominees. It is expected that the committee will have substantially similar responsibilities as the current audit committee.

The Fund will have a contracts committee comprised of all of the Independent Director Nominees. It is expected that the committee will have substantially similar responsibilities as the current contracts committee.

The Fund will have a nominating committee comprised of all of the Independent Director Nominees. It is expected that the committee will have substantially similar responsibilities as the current committee on directors. The committee is expected to operate under a written charter, a form of which is attached as Appendix C to the Proxy Statement.

Officers

Emerging Markets Growth Fund, Inc.

Principal Officers of the Fund

Officers of the Fund are appointed by the Board and serve until their resignation, removal or retirement. The following is a list of current officers of the Fund.

Name and Age	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Positions Held with Affiliated Entities
Victor D. Kohn 59	President and Director	Since 1996	President and Director, Capital International, Inc.; Partner – Capital International Investors, Capital Research and Management Company*; Partner – Capital International Investors, Capital Bank and Trust Company*
Walter R. Burkley 50	Vice President	Since 2011	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company*; Director, Capital Research Company*
Michael A. Felix 55	Vice President and Treasurer	Since 1993	Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company*; Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.*; Senior Vice President and Head of Investment Operations – Investment Operations, Capital Research and Management Company*
Peter C. Kelly 57	Vice President	Since 1996	Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company*; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company*; Secretary, Capital Group International, Inc.*
Abbe G. Shapiro 57	Vice President	Since 1997	Vice President – Investment Operations, Capital Research and Management Company*
F. Chapman Taylor 57	Vice President	Since 2011	Partner – Capital International Investors, Capital Research and Management Company*
Laurie D. Neat 45	Secretary	Since 2005	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company*; Assistant Vice President and Trust Officer, Capital Bank and Trust Company*; Assistant Vice President – Fund Business Management Group, Capital Research and Management Company*
Brian C. Janssen 44	Treasurer	Since 2015	Vice President — Investment Operations, Capital Research and Management Company*
*	Company affiliated with the Adviser.
[1]	Year first elected as an officer.

Officers

Emerging Markets Growth Fund, Inc.

No officer, Director or employee of the Adviser or its affiliates receives any remuneration from the Fund.

The address for all Officers of the Fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, 90025-3384, Attention: Secretary of the Fund. Correspondence intended for Officers should be sent to this address

PROPOSAL 2: APPROVE THE AMENDMENT AND RESTATEMENT OF THE FUND’S ARTICLES OF INCORPORATION (“CHARTER”)

INTRODUCTION TO PROPOSAL 2

The Fund is organized as a Maryland corporation and is subject to Maryland General Corporation Law. Under Maryland law, the Fund is formed pursuant to a Charter that sets forth various provisions relating primarily to the governance of the Fund and the powers of the Fund to conduct business. As described in the following proposal, the Board recommends that shareholders adopt the Fund’s proposed Charter, a form of which is attached hereto as Appendix D.

The Board believes that it is in the best interests of shareholders to modernize the existing Charter. In connection with the election of a new Board of Directors, the proposed changes are intended to make the administration of the Fund more efficient and cost-effective going forward, provide more flexibility for the operation of the Fund, and enhance consistency across other funds managed by affiliated investment advisers. The Charter will continue to require the Fund, the Adviser and the Directors to operate in accordance with all applicable laws and fiduciary standards. Adoption of the proposed Charter will not alter the Directors’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will the Fund’s current investments and investment objectives and policies change by virtue of the adoption of the proposed Charter.

The Fund’s charter dates back to 1986, with certain amendments approved in 1997 to accommodate the Fund’s conversion from a closed-end fund to an open-end interval fund. Given the Fund’s continuing evolution, including its conversion to an open-end, daily valued mutual fund in 2014, the Board believes it is important to provide the Fund the flexibility to manage future distribution needs and respond to the changing regulatory environment (such as in connection with the U.S. Department of Labor’s Fiduciary Rule).

Certain of the changes to the existing Charter, set forth as sub-proposals 2A, 2B, and 2C below, require a separate vote by shareholders. The proposed Charter also includes various other provisions that are commonly found in modern charters of investment companies organized as Maryland corporations. These changes will be voted on as one sub-proposal, and are summarized in sub-proposal 2D below. The following sub-proposals describe the material changes to the Charter. You should also carefully review the proposed Charter and the existing Charter. The existing Charter is attached hereto as Appendix E.

If approved by shareholders, the proposed Charter will become effective upon its filing with the State Department of Assessments and Taxation of Maryland, which is expected to occur at the beginning of 2017. If shareholders do not approve a specific sub-proposal, related provisions in the Existing Charter will remain in effect.

Sub-Proposal 2A: Series and class structure and related provisions

Given the Fund’s background as an institutional investment vehicle and its restricted availability, it has historically had only one share class. However, given the Fund’s current structure as an open-end, daily valued mutual fund, it may be desirable to make additional share classes available in order to facilitate the expanded use of the Fund by defined contribution plans, for example. Establishing additional shares classes may also be necessary or desirable in response to the changing regulatory environment (such as in connection with the U.S. Department of Labor’s Fiduciary Rule).

As a Maryland corporation, the Fund must obtain shareholder approval for the establishment of each series or class of stock, unless the Charter provides that authority to the Board. That process can be costly and time consuming. To provide the needed flexibility and reduce costs to the Fund, the Board of Directors recommends that shareholders approve amending the Fund’s Charter with provisions that would that would authorize the Board to establish additional series or share classes of the Fund and related provisions, described below, without shareholder approval.

The proposed Charter provides that the Board of Directors shall have authority to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the capital stock. In addition, the proposed Charter specifies that holders of a series or class may receive dividends and distributions in different types of property (such as portfolio securities) as may be authorized by the Fund’s Board, so long as the amount of distribution per share, as determined by the Board, shall be equivalent for all holders of such series or class.

The proposed Charter also includes additional terms related to series and classes that are commonly found in modern charters of investment companies organized as Maryland corporations, such as: (i) provisions governing the allocation of assets and liabilities among the series and classes of shares; (ii) provisions regarding the ability to transfer assets to another series of the Fund or to another registered or unregistered investment company in exchange for shares of such fund or in exchange for cash; (iii) provisions permitting the Fund's Board to determine that certain matters are subject to vote only by a specific class or series of a Fund; and (iv) provisions related to Board authorization of the automatic conversion of shares of any series or class into shares of any other series or class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” SUB-PROPOSAL 2A

Sub-Proposal 2B: Vote requirements

The proposed Charter would reduce the shareholder vote required to approve any Charter amendment or extraordinary action requiring shareholder approval from the Maryland statutory default, which is generally two-thirds of votes entitled to be cast on a matter, to a majority of votes entitled to be cast on a matter. Consequently, this change would potentially reduce costs to the Fund related to obtaining shareholder approval on certain matters.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” SUB-PROPOSAL 2B

Sub-proposal 2C: Quorum requirements

“Quorum” is the minimum number of shareholders needed at a meeting to transact business. Under the existing Charter, the holders of a majority of the Fund’s shares entitled to vote at a shareholder meeting who are present in person or by proxy generally constitute a quorum for the transaction of any business. The proposed Charter would decrease the quorum requirement from a majority of votes entitled to be cast at a shareholder meeting to one-third of the votes entitled to be cast at a shareholder meeting. This change would also potentially reduce costs to the Fund related to obtaining shareholder approvals. With respect to any matter which requires approval by a separate vote of one or more series or classes of stock, then one-third of the votes entitled to be cast by holders of shares of each series or class entitled to vote as a series or class on the matter would constitute a quorum. Shareholder approval of certain matters will continue to require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the outstanding shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” SUB-PROPOSAL 2C

Sub-Proposal 2D: Certain other changes (including shareholder redemption procedures and Director indemnification)

The proposed Charter includes various other provisions that are commonly found in modern charters of investment companies organized as Maryland corporations. For example, the proposed Charter clarifies and broadens the Fund’s power to redeem shares at its option, or as permitted or required by applicable law or regulations, including, for example, the right to redeem shares owned by a shareholder if the value of those shares fails to meet the Fund’s minimum initial investment amount or in connection with the reorganization or liquidation of a series or class.

The existing Charter provides for the indemnification of Directors and officers of the Fund to the full extent permitted by Maryland law. The proposed Charter clarifies that the provisions also apply to former directors and officers, as well as employees and agents, and includes the ability to advance expenses as needed. The proposed Charter also clarifies that the provisions shall not be construed to authorize the Fund to indemnify any Director or officer of the Fund against any liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In addition, the proposed Charter limits the liability of present or former directors and officers for money damages to the full extent permitted by Maryland law. The Adviser believes that it is important to make these changes in order to promote effective management and oversight of the Fund and make it easier to attract and retain qualified directors and officers. However, these changes do not affect the standard of care for directors and officers, which continue to be consistent with the requirements of applicable law, including the 1940 Act.

In addition to the changes described above, the proposed Charter would result in numerous minor changes to provisions in the Fund’s existing Charter for the purpose of modernizing and clarifying the language in the Charter. These changes are not considered to have a material impact on the rights and privileges of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” SUB-PROPOSAL 2D

If approved by shareholders, changes will be reflected in the Articles of Amendment and Restatement of the Fund in the form attached hereto as Appendix D.

PROPOSAL 3: APPROVE AN AMENDMENT TO THE FUND’S INVESTMENT ADVISORY AND SERVICE AGREEMENT

INTRODUCTION TO PROPOSAL 3

This proposal sets forth an amendment to the Investment Advisory and Service Agreement (“Agreement”) with the Adviser related to the frequency with which the Fund’s investment advisory services fee (the “advisory fee”) is determined. The Agreement currently provides that the advisory fee shall be determined on the last business day of each calendar week and month. Specifically, Article II, Section A of the Agreement provides:

As compensation for its services to the Fund, the Manager shall receive, on or before the tenth calendar day of each month, as compensation for its services during the preceding month, a fee at the annual rates of 0.90% on the first $400 million of the aggregate net assets of the Fund, 0.80% of such aggregate net assets from $400 million to $1 billion, 0.70% of such aggregate net assets from $1 billion to $2 billion, 0.65% of such aggregate net assets from $2 billion to $4 billion, 0.625% of such aggregate net assets from $4 billion to $6 billion, 0.60% of such aggregate net assets from $6 billion to $8 billion, 0.58% of such aggregate net assets from $8 billion to $11 billion, 0.56% of such aggregate net assets from $11 billion to $15 billion, 0.54% of such aggregate net assets from $15 billion to $20 billion, and 0.52% of such aggregate net assets in excess of $20 billion determined at the time and in the manner set forth herein and in the Fund’s Registration Statement, on the last business day of each calendar week and month.

This frequency with which the advisory fee is determined under the Agreement is consistent with the Fund’s previous structure as an interval fund. However, since the Fund converted to a daily valued fund on October 31, 2014, the Board recommends aligning the frequency with which the advisory fee is determined with the Fund’s daily net asset value calculation. In connection with its consideration of this change, the Board noted that it is expected to result in more precise advisory service fees because the calculation will reflect changes in the Fund’s net asset value on a daily rather than weekly basis, and is consistent with other daily valued mutual funds’ practices.

The proposal would not change the Fund’s advisory fee schedule nor how frequently the Fund compensates the Adviser, which will continue to be on a monthly basis.

PROPOSAL 3: APPROVE AN AMENDMENT TO THE FUND’S INVESTMENT ADVISORY AND SERVICE AGREEMENT

It is proposed that the above-referenced section of the Agreement be amended to read as follows:

As compensation for its services to the Fund, the Manager shall receive, on or before the tenth calendar day of each month, as compensation for its services during the preceding month, a fee at the annual rates of:

Aggregate net assets	Annual fee rate
On the first $400 million	0.900%
From $400 million to $1 billion	0.800%
From $1 billion to $2 billion	0.700%
From $2 billion to $4 billion	0.650%
From $4 billion to $6 billion	0.625%
From $6 billion to $8 billion	0.600%
From $8 billion to $11 billion	0.580%
From $11 billion to $15 billion	0.560%
From $15 billion to $20 billion	0.540%
In excess of $20 billion	0.520%

Such fee shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For purposes hereof, the net assets of the Fund shall be determined in the manner set forth in the registration statement of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3

Additional Information Regarding the Agreement

The Agreement is dated June 21, 1999. The Agreement was approved by written consent of Fund shareholders as of June 2, 1986. The Agreement was most recently renewed by the Board, including all of the Independent Directors, at a Board meeting held on March 31, 2016. See “Board Considerations” below for further information regarding this renewal.

This proposal only revises the frequency with which the advisory fee under the Agreement is determined, as described above, and does not modify any other term of the Agreement. A form of the Agreement, as amended by this proposal, is attached to this Proxy Statement as Appendix F. The following summary is qualified in its entirety by reference to Appendix F.

The Agreement will continue in effect until June 20, 2017, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Adviser has no liability to the Fund for its acts or omissions in the performance of its obligations or duties to the Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Agreement, the Adviser makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund’s investment objective and policies and under the general supervision of the Fund’s Board. In addition, the Adviser provides information to the Fund’s Board to assist the Board in identifying and selecting qualified markets. The Adviser also provides and pays the compensation and travel expenses of the Fund’s officers and directors of the Fund who are affiliated with the Adviser; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund’s custodian or other agents); determines the net asset value of the Fund’s shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses; costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation fees and expenses (including travel expenses) of directors of the Fund who are not affiliated with the Adviser; and costs of insurance, including any directors and officers liability insurance and fidelity bonding, and any extraordinary expenses, including litigation costs.

As compensation for its services, the Adviser receives from the Fund a monthly fee, payable in U.S. dollars, at the annual rate of:

Aggregate net assets	Annual fee rate
On the first $400 million	0.900%
From $400 million to $1 billion	0.800%
From $1 billion to $2 billion	0.700%
From $2 billion to $4 billion	0.650%
From $4 billion to $6 billion	0.625%
From $6 billion to $8 billion	0.600%
From $8 billion to $11 billion	0.580%
From $11 billion to $15 billion	0.560%
From $15 billion to $20 billion	0.540%
In excess of $20 billion	0.520%

For the fiscal year ended June 30, 2016, the Adviser received from the Fund management fees of $25,320,000.

For the fiscal year ended June 30, 2016, the Fund did not pay brokerage commissions to any affiliated broker-dealers.

Board Considerations

Approval of renewal of Investment Advisory and Service Agreement

On March 31, 2016, the Fund’s Board approved the renewal of the Investment Advisory and Service Agreement for an additional one-year term through June 20, 2017, following the recommendation of the Fund’s contracts committee. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed

During the course of each year, the Independent Directors receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Fund’s investment results, portfolio composition, sales, redemptions and shareholder services, reports from the Fund’s Chief Compliance Officer, as well as other information relating to the nature, extent and quality of the services provided by the Adviser to the Fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and consolidated profitability information regarding parent companies of the Adviser, descriptions of compliance monitoring services and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the Independent Directors. The committee discussed the renewal of the agreement with representatives of the Adviser and in a private session with independent counsel at which no Adviser representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

Investment adviser, its personnel and its resources

The Board and the committee considered the depth and quality of the Adviser’s investment management process, including its global research capabilities, the experience, capability and integrity of its senior management and other personnel. The Board and the committee considered the Adviser’s commitment to research and its multi-manager system, noting that it continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The Board and the committee considered that the Adviser has adopted policies, procedures and systems designed to comply with applicable laws and regulations and the Adviser’s commitment to compliance; its efforts to keep the directors informed through regular reporting to the Board; and its attention to matters that may involve conflicts of interest with the Fund. The Board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by the Adviser to the Fund under the agreement and other agreements, including information technology, legal and fund accounting functions. The Board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the investment Adviser under the agreement.

3. Investment results

The Board and the committee reviewed the investment results of the Fund as of December 31, 2015 and compared them to those of the Fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The Board and the committee reviewed the Fund’s short-term and long-term investment results, both in absolute terms and relative to its benchmark and the selected funds. The Board and the committee noted that the Fund had underperformed its benchmark in the one-year, three-year and five-year periods, although it had generally outperformed in longer-term periods. The Board and the committee also noted that the Fund’s longer-term performance has generally been in line with or exceeded the average longer-term performance of the selected funds, while the Fund’s one-, three- and five-year performance lagged the performance of the selected funds in those periods. The Board and the committee noted management’s assessment of the Fund’s recent performance. The Board and the committee concluded that although performance has lagged in certain recent periods, longer-term performance has generally been satisfactory. The Board and the committee concluded that they remain confident in the Adviser’s ability to achieve superior long-term results over time.

4. Advisory fees and total expenses

The Board and the committee compared the advisory fees and total expenses of the Fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by the Adviser and other comparable third-party funds, as well as emerging market equity investment management fees charged to separate accounts advised by the Adviser and other managers. This information allowed the Board and the committee to compare the Fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The Board and the committee also discussed information obtained from third-party sources regarding advisory fee rates for emerging market equity mandates. The Board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The Board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by other comparable retail mutual funds with emerging market equity mandates, and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

5. Investment adviser costs, level of profits and economies of scale

The Board and the committee reviewed information regarding the Adviser’s costs of providing services to the Fund and its other institutional clients, and reviewed the economics of the relationship between the Adviser and the Fund and any resulting level of profits to the Adviser. The Board and the committee considered the current and historic financial stability of the Adviser’s parent company. The Board and the committee also considered that pursuant to the fee schedule charged under the agreement, fees decline as the Fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The Board and the committee also noted that long-term economies of scale are reflected in the Fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The Board and the committee observed that the Fund’s potential to benefit from economies of scale declined during the recent period as the Fund’s average net assets have generally declined. The Board and the committee also considered the Adviser’s reinvestment in its business over time. The Board and the committee concluded that the Adviser’s profitability from its relationship with the Fund over the long term was reasonable, and that the Fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The Board and the committee considered the benefits received by the Adviser and its affiliates from their relationship with the Fund and possible ancillary benefits received by the Fund in connection with the activities of the Adviser or its affiliates that are not directly related to the Fund. The Board and the committee also reviewed the Adviser’s portfolio trading practices, noting that the Adviser may execute portfolio transactions with broker-dealers that provide certain brokerage and/or investment research services to the Adviser and its affiliates, either directly or through a commission sharing agreement, but only when in the Adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The Board and the committee also noted that the Adviser does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement should be continued for another one-year period.

Additional Information Regarding Capital International, Inc.

The Adviser is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. The Adviser is wholly owned by Capital Research and Management Company (“CRMC”), whose registered address is 333 South Hope Street, Los Angeles, California 90071. CRMC is wholly owned by The Capital Group Companies, Inc., whose registered address is 333 South Hope Street, Los Angeles, California 90071.

The following chart identifies the name, address and principal occupation of the principal executive officer and each member of the Board of Directors of the Adviser.

Name of Director	Principal Occupation
Shaw B. Wagener

Chairman of the Board, Capital International, Inc.;

Partner — Capital International Investors,

Capital Research and Management Company; *

Chairman of the Board, Capital Group International, Inc.; *

Director, Capital Group Private Markets, Inc. *

Victor D. Kohn	President and Director, Capital International, Inc.; Partner – Capital International Investors, Capital Research and Management Company*; Partner – Capital International Investors, Capital Bank and Trust Company*
Peter C. Kelly	Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company*; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company*; Secretary, Capital Group International, Inc.*
Michael A. Felix	Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company*; Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.*; Senior Vice President and Head of Investment Operations – Investment Operations, Capital Research and Management Company*
*	Company affiliated with the Adviser.

The registered address for the Adviser is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025.

Victor D. Kohn, Chief Executive Officer, President and Director of the Fund, is also President and Director of the Adviser. Shaw B. Wagener, Director of the Fund, is also Chairman of the Board of the Adviser. Michael A. Felix, Vice President of the Fund, is

also Senior Vice President, Treasurer and Director of the Adviser. Peter C. Kelly, Vice President of the Fund, is also Senior Vice President, Senior Counsel, Secretary and Director of the Adviser. Laurie D. Neat, Secretary of the Fund, is also Assistant Vice President of the Adviser.

The Adviser does not act as investment adviser to any other registered investment company having a similar investment objective as the Fund.

ADDITIONAL INFORMATION

Independent registered public accounting firm

The Board (including a majority of Independent Directors) has selected PricewaterhouseCoopers LLP (“PwC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2017. PwC has served as the Fund’s independent registered public accounting firm since the Fund’s inception. The Fund does not expect representatives of PwC to be present at the shareholder meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matters arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent auditor.

The Audit Committee of the Fund has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by independence standards for public accounting firms, and also considered whether the provision of non-audit services described below is compatible with maintaining its independence.

SEC rules require the disclosure of professional fees billed to the Fund, the Adviser and affiliates of the Adviser providing services to the Fund, during each of the Fund’s last two fiscal years, as follows:

Billed to the Fund:			2015	2016

Audit fees.................................................................	................	.................	$138,500	$146,000

Audit-related fees.....................................................	................	..................	None	None

Tax fees....................................................................	................	..................	$13,400	$13,000

All other fees............................................................	................	...................	None	None

Billed to the Investment Adviser and its affiliates:	2015	2016

(Includes only fees for non-audit services billed to the Adviser and its for engagements that relate directly to the operations and financial reporting of the Fund and that were subject to the pre-approval policies described below.)

Audit-related fees........................................................................................	None	None

Tax fees.......................................................................................................	None	None

All other fees...............................................................................................	None	None

Pre-Approval Policies

Pursuant to the Audit Committee Charter, the Fund’s Audit Committee will pre-approve all audit and permissible non-audit services that the Audit Committee considers compatible with maintaining the accountant’s independence. The pre-approval requirement will extend to all non-audit services provided to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee will not delegate its responsibility to pre-approve these services to the Adviser. The Committee Chair and one other member of the Committee are authorized to jointly review and pre-approve all other audit and permissible non-audit services, provided that such pre-approvals are presented to the full Committee at its next scheduled meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Fund’s accountant, including fees for all services billed to the Fund and Adviser and affiliates that provide ongoing services to the Fund were $13,000 for fiscal year 2016 and $13,400 for fiscal year 2015 and were approved by the Audit Committee. The non-audit services represented by these amounts were brought to the attention of the Audit Committee and considered to be compatible with maintaining the accountant’s independence.

Other Matters

Neither the persons named in the enclosed proxy nor the Board is aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and the Fund’s shareholders.

Shareholder Proposals

The Fund does not hold annual shareholders meetings. Meetings of shareholders may be called from time to time by either the Fund or the shareholders. Shareholder proposals that comply with applicable rules under the Securities Exchange Act of 1934 may be included in a Fund’s proxy statement for a particular meeting. The rules currently require that for future shareholder meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. In addition, the rules require that a proposal submitted for inclusion in the Fund’s proxy materials for a subsequent shareholders meeting be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. A proposal submitted less than a reasonable time before the Fund begins to print and mail the proxy materials will be deemed untimely and will not be included in the Fund’s proxy statement for the subsequent meeting. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Any shareholder proposals for inclusion in proxy materials for a subsequent shareholders meeting must be submitted in writing to the Secretary of the Fund, at 333 South Hope Street, 55th Floor, Los Angeles, California 90071. Any such proposals must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholders wishing to suggest candidates to the Fund’s Committee on Directors for consideration as directors may do so by submitting a written notice to the Committee on Directors, in care of the Secretary of the Fund. The notice must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors.

Annual Report Delivery

The Fund will furnish, upon request and without charge, a copy of its most recent annual report and/or semi-annual report, to any shareholder. Such requests should be directed to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, California, 90071, by calling (800) 421-4989, or by sending an email to EMGF_Shareholder_Relations@capgroup.com.

By order of the Board of Directors,

Laurie D. Neat
Secretary

August 26, 2016

APPENDIX A

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of its shares as of the opening of business on August 1, 2016.

Name and Address of Beneficial Owner	Shares of Beneficial Ownership	Percent of Class[1]
State Farm 1 State Farm Plaza Bloomington, IL 61710-0001	169,895,549.50	37.89%*
Capital Group Private Client Services Accounts 6455 Irvine Center Drive Irvine, CA 92618-4518	31,793,475.28	7.09%

* Shareholders of record:

State Farm Employee Retirement Trust, 16.64%

State Farm Mutual Automobile Insurance Company, 21.25%

1 The Fund only has one share class of securities.

As of August 1, 2016, the officers and directors of the fund, as a group, owned beneficially or of record 1.99% of the outstanding shares of the fund, including amounts held through The Capital Group Companies, Inc. retirement savings plan.

A- 1

APPENDIX B

Current Charter of the Fund’s Committee on Directors

This document serves as the Committee on Directors Charter of the Board of Directors of Emerging Markets Growth Fund, Inc. (the “Fund”).

Emerging Markets Growth Fund, Inc.

Amended and Restated Charter of the Committee on Directors

(as approved and adopted by the Fund’s Board of Directors on March 4, 2004)

Composition and Term of Office

The Board of Directors (the “Board”) shall review and designate, at least every four years, three or more of its members who (i) are not affiliated with the Manager of the Fund, (ii) are not considered “interested persons” of the Fund under the Investment Company Act of 1940 and (iii) are otherwise independent (“Non-Affiliated Directors”), to serve on the Committee on Directors (“Committee”), as well as a Chairperson.[1] To be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former Officer or Director of the Manager of the Fund or any of its affiliates. The Committee shall be comprised solely of Non-Affiliated Directors. The Chairman of the Board shall be the ex-officio member of the Committee, and the Secretary of the Fund shall be the Secretary of the Committee.

Primary Responsibilities

The Committee shall have the following primary responsibilities:

1.	The Committee shall review performance and qualifications of each non-affiliated director approximately every four years. The Committee shall review, periodically and at least every four years, the size and structure of the existing Board to assure that the proper skills and experience are represented in its membership. In addition, the Committee will review attendance as an important criterion indicating interest and involvement in Board matters. A director should attend at least 75% of meetings on a rolling four-year period.

1 In connection with the fulfillment of its duties and responsibilities, the Committee shall have due regard to the requirements of Maryland law and the Investment Company Act of 1940, as amended. In particular, the Committee notes that the 1940 Act (1) requires generally, that all directors be elected by shareholders at an annual or special meeting, (2) permits vacancies to be filled between meetings of shareholders if at least 2/3 of the directors have been elected by shareholders, but (3) requires that a special shareholders meeting be called to elect directors if less than 50% of the directors have been elected by shareholders.

B- 1

2.	The Committee shall propose to the full Board its nominees for Board membership, based upon the recommendations of the Chairman and other Board members. The Committee shall consider individuals that will maintain the international composition of the Board, bring emerging markets experience, and reflect different categories of shareholders.

3.	The Committee shall maintain a list of persons who may be potential directors.

4.	The Committee shall periodically review the compensation of directors in light of practices at similar funds and make recommendations to the Board.

5.	The Committee shall make recommendations to the Board with respect to which directors should serve on the various committees of the Board. The Committee shall also make recommendations to the Board with respect to which members of the Audit Committee should be designated as “audit committee financial experts” as defined under the regulations adopted by the U.S. Securities and Exchange Commission.

6.	The Committee shall review potential conflicts of interest of prospective Board members.

7.	The Committee shall periodically review governance issues relevant to the Fund and shall propose action on matters of governance to the full Board.

8.	The Committee shall annually make a recommendation to the Board as to whether legal counsel to the Board qualifies as “independent legal counsel” within the meaning of certain exemptive rules under the Investment Company Act of 1940.

9.	The Committee shall review and consider shareholder proposals received by the Fund and shall recommend action to be taken regarding shareholder proposals.

10.	The Committee shall work with Fund management to ensure that Board members receive full and appropriate information upon which to base their decisions.

11.	The Committee shall perform such other functions, which from time to time may be designated by the Board.

B- 2

APPENDIX C

Future Form of Nominating Committee Charter

Capital Group Emerging Markets Total Opportunities Fund

Capital Group Private Client Services Funds

Nominating Committee Charter

CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS (“CGPCS Funds”)

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND (“CGETOP”)

(individually, the “Trust”)

NOMINATING COMMITTEE CHARTER

(as approved and adopted by the Trust’s Board of Trustees on December 5, 2014)

I.	COMMITTEE ORGANIZATION

The Nominating Committee (the “Committee”), a committee established by the Board of Directors (the “Board”), will be comprised solely of members of the Board who are not considered “interested persons” of the Trust under the Investment Company Act of 1940 (the “Act”), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Trust, or be a former officer or director of Capital Guardian Trust Company (“CGTC”) or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent board members. The Trust’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related material, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CGTC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.	DUTIES AND RESPONSIBILITIES

The Committee will:

(a)	Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent board member skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.
(b)	Identify and screen independent board member candidates for appointment to the Board, and submit final recommendations to the full Board for approval.[2] The Committee will, in identifying and screening candidates, consider any policies and objectives it has previously formulated concerning independent director skills and characteristics.
(c)	Review independent board member compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.[3]
(d)	Review material, including information drawn from independent board member questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.
(e)	Make recommendations to the full Board concerning the appointment of the Chairman of the Board (interested or non-interested), Vice Chairman and Lead Independent Trustee.
(f)	Make recommendations to the full Board concerning the appointment of independent board members to the Board’s committees. The Committee may make recommendations to the full Board concerning the appointment

1 Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CGTC suggests, and may involve CGTC representatives in screening candidates. However, the decision to approve candidates for submission to the Board will be made exclusively by the Committee.

2 Board member compensation recommendations may take into account the size of the Trust, the demands placed on the independent board members, the practices of other mutual fund groups, the need to attract and retain qualified independent board members, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

of the Chair of each Board committee and periodic changes in those appointments and designations.[4]

(g)	Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.
(h)	Participate in discussions regarding the annual assessment of the Board’s performance and review, discuss and make recommendations to the Board relating to those issues arising from such assessment.
(i)	Consider governance related matters and recommend to the Board any actions related to such matters as the Committee may deem necessary or advisable from time to time.
III.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent board members.

Independent legal counsel to the independent board members will serve as independent legal counsel to the Committee.

IV.	POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(j)	Provide oversight regarding the orientation of new independent board members.[5] The Committee Chair will designate an experienced

1 Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual board members, and their roles on the boards and board committees of other funds managed by CGTC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

2 It is expected that orientation material will be provided to each new board member and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund board members and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CGTC and/or independent legal counsel, as appropriate. New independent board members are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

independent board member to assist, and be available to, each new independent board member during his or her first year of service on the Board.

(k)	Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider, as appropriate, Board member attendance.
(l)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

APPENDIX D

Form of Proposed Charter

Articles of Amendment and Restatement

EMERGING MARKETS GROWTH FUND, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Emerging Markets Growth Fund, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

I.

INCORPORATOR

Michael L. Sapir, whose post address was 1120 Connecticut Avenue, N.W., Washington, D.C. 20036, being at least 18 years of age, acted as incorporator and formed this Corporation under the general laws of the State of Maryland.

II.

NAME

The name of the corporation (hereinafter called the “Corporation”) is:

Emerging Markets Growth Fund, Inc.

III.

PURPOSES AND POWERS

The purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it are:

(a) To conduct and carry on the business of an open-end investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(b) To do any and all such acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of the purposes stated in this Article.

The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation (the “Charter”), and shall each be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the laws of the State of Maryland.

IV.

PRINCIPAL OFFICE AND PLACE OF BUSINESS

The present address of the principal office of the Corporation in the State of Maryland is 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.

V.

RESIDENT AGENT

The name and address of the Corporation's resident agent is The Prentice-Hall Corporation System, MA, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

VI.

STOCK

(a) The total number of shares of stock which the Corporation shall have the authority to issue is 2,000,000,000 shares of common stock, par value $.01 per share (the “Common Stock”). The aggregate par value of all authorized shares is $20,000,000. As permitted by the provisions of the Maryland General Corporation Law (the “MGCL”) applicable to open-end investment companies, the Board of Directors of the Corporation is empowered to increase or decrease, from time to time, the total number of shares of stock or the number of shares of stock of any series or class that the Corporation shall have authority to issue without any action by the stockholders.

(b) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate representing such fractional share, but including, without limitation, the right to vote, the right to receive dividends and other distributions, and the right to participate in upon liquidation of the Corporation.

(c) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws of the Corporation (the “Bylaws”).

(d) As used in the Charter, a “series” of shares represent interests in the same assets, liabilities, income, earnings and profits of the Corporation; each “class” of shares of a series represents interests in the same underlying assets, liabilities, income, earnings and profits, but may differ from other classes of such series with respect to fees and expenses or such other matters as shall be established by the Board of Directors in accordance with Maryland law and the Charter. Initially, the shares of stock of the Corporation shall be of one series of Common Stock consisting of one class without further designation. The Board of Directors shall have authority to classify and reclassify any authorized but unissued shares of stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the stock. Subject to the provisions of Section (e) of this Article VI and applicable law, the power of the Board of Directors to classify or reclassify any of the shares of stock shall include, without limitation, authority to classify or reclassify any such stock into one or more series of stock and to divide and classify shares of any series into one or more classes of such series, by determining, fixing or altering one or more of the following:

1. The distinctive designation of such series or class to distinguish it from all other series and classes of stock and the number of shares to constitute such series or class; provided that, unless otherwise prohibited by the terms of such series or class, the number of shares of any series or class may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such series or class may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any series or class which have been redeemed, purchased or otherwise acquired by the Corporation shall remain part of the authorized stock and be subject to classification and reclassification as provided herein;

2. Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such series or class, and any limitations as to dividends or other distributions;

3. Whether or not shares of such series or class shall have voting rights in addition to any general voting rights provided by law and the Charter or Bylaws and, if so, the terms of such additional voting rights;

4. The rights of the holders of shares of such series or class upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation; and

5. Whether or not shares of such series or class shall have any other preferences, conversion or other rights, restrictions, qualifications and terms and conditions of redemption.

Any of the terms of any series or class of stock set or changed pursuant to this Article VI may be made dependent upon facts or events ascertainable outside the Charter, including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such series or class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”).

If shares of one series or class of stock are classified or reclassified into shares of another series or class of stock pursuant to this Article, the number of authorized shares of the former series or class shall be automatically decreased and the number of shares of the latter series or class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all series and classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of Section (a) of this Article or as otherwise increased or decreased by the Board of Directors pursuant to the MGCL and set forth in a subsequent filing with the SDAT.

(e) Shares of stock of the Corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption:

1. Assets Belonging to a Series. All consideration received by the Corporation for the issue or sale of stock of any series or class, together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series or class of shares of stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as “assets belonging to” such series or class. Any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily attributable to any particular series or class shall be allocable among any one or more of the series or classes in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

2. Liabilities Belonging to a Series or Class. The assets belonging to any series or class of stock shall be charged with the liabilities in respect of such series or class and shall also be charged with such series’ or class’s share of the general liabilities of the Corporation determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of such liabilities, including the amount of accrued expenses and reserves; as to any allocation of the same to a given series or class; and as to whether the same are allocable to one or more series or class. The liabilities so allocated to a series or class are herein referred to as “liabilities belonging to” such series or class. Any liabilities which are not readily attributable to any particular series or class shall be allocable among any one or more of the series or classes in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable.

3. Dividends and Distributions. Shares of each series and class of stock shall be entitled to such dividends and distributions, in stock, cash or other property, or any combination thereof, as may be authorized from time to time by the Board of Directors, acting in its sole discretion, with respect to such series or class, and declared by the Corporation, provided, however, that dividends and distributions on shares of a series or class of stock shall be paid only out of the lawfully available “assets belonging to” such series or class as such phrase is defined in this Article. The nature of in-kind property distributions may vary among the holders of a series or class, provided that the amount of distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such series or class.

4. Liquidating Dividends and Distributions. In the event of the liquidation or dissolution of the Corporation, stockholders of each series and class of stock shall be entitled to receive, as a series or class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not belonging to any particular series or class of stock, the assets belonging to such series; and the assets so distributable to the stockholders of any series or class of stock shall be distributed among such stockholders in proportion to the number of shares of such series or class held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to the holders of stock of all series and classes of stock in proportion to the asset value of the respective series or class of stock determined as hereinafter provided.

By action of the Board of Directors of the Corporation but without stockholder approval, the assets belonging to a series or class may be transferred in accordance with the applicable requirements of the Investment Company Act to another series or class of the Corporation or to another registered or unregistered investment company or portfolio thereof, in exchange for shares of the transferee series or class, investment company, or portfolio or in exchange for cash, as determined in accordance with the Investment Company Act and any applicable agreement or plan of reorganization adopted by the Board of Directors of the Corporation. This paragraph shall not limit the power of the Corporation to effect a transaction described by this paragraph under authority of applicable law or any other independent provision of the Charter.

5. Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in the stockholder’s on the books of the Corporation, irrespective of the series or class thereof, and all shares of all series and classes shall vote as a single class (“Single Class Voting”); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act or by the Maryland General Corporation Law, or as determined by the Board of Directors, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more series or classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, including liquidation of another series or class, only the holders of shares of the one or more affected series and classes shall be entitled to vote.

6. Redemption. To the extent the Corporation has funds or other property legally available therefor, each holder of shares of stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, upon request to the Corporation or its designated agent, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The Board of Directors may establish procedures for redemption of stock. Without limiting the generality of the foregoing, the Corporation shall have the right to redeem at its option at any time the shares owned by any holder of stock of the Corporation on terms and conditions determined by the Board of Directors, including, without limitation, if the value of such shares in the account of such holder is less than the minimum initial investment amount applicable to that account as set forth in the Corporation’s current registration statement under the Investment Company Act (the “Corporation’s Registration Statement”) or in connection with the reorganization or liquidation of a series or class, and in all cases subject to such further terms and conditions as the Board of Directors of the Corporation may from time to time adopt. The redemption price of shares of stock of the Corporation shall, except as otherwise provided in this Section, be the net asset value thereof as determined by, or pursuant to methods approved by, the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be specified in the Corporation’s Registration Statement for that series or class. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly by securities or other property included in the assets belonging or allocable to the series or class of shares redemption of which is being sought, the value of which shall be determined as provided herein. Shares of stock of any series or class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such series or class.

7. Equality. All shares of each particular series or class shall represent an equal proportionate interest in the assets belonging to that series or class (subject to the liabilities of that series or class), and each share of any particular series or class shall be equal to each other share of that series or class. The Board of Directors may, subject to applicable law, from time to time divide or combine the shares of any particular series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate interest in the assets belonging to that series or class or in any way affecting the rights of holders of shares of any other series or class.

8. Conversion or Exchange Rights. At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act, and from time to time reflected in the Corporation’s Registration Statement, shares of a particular series or class of stock of the Corporation or certain shares of a particular class of stock of any series of the Corporation may be automatically converted into shares of another class of stock of such series of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation’s Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

VII.

DIRECTORS

The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is [_____], which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number permitted by the MGCL. The names of the individuals who shall serve for an indefinite term as directors of the Corporation until their successors are duly elected and qualify are:

[LIST NAMES OF CURRENT DIRECTORS AT TIME OF FILING]

VIII.

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS

OF THE CORPORATION AND OF THE DIRECTORS AND STOCKHOLDERS

The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

(a)             Except as may be provided by the Board of Directors, no holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have (i) any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation or (ii) any appraisal rights.

(b)            The Board of Directors of the Corporation shall have power from time to time and in its sole discretion: to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any series or class whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any series or class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable; to determine, in accordance with sound accounting practice, the number of shares of the Corporation outstanding, what constitutes annual or other net income, profits, earnings, surplus, or net assets; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may from time to time determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do by resolution of the Board of Directors.

(c)             The Board of Directors of the Corporation may establish in its sole discretion the basis or method for determining the value of the assets belonging to any series or class, and the net asset value of each share of stock of each series and class for purposes of sales, redemptions, repurchases of shares or otherwise.

(d)            [Reserved]

(e)             The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to series or class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each series or class entitled to vote as a series or class on the matter shall constitute a quorum.

(f) Notwithstanding any provision of the MGCL requiring a greater proportion than a majority of the votes entitled to be cast by the stockholders of the Corporation, or by the holders of shares of any one or more series or classes of stock of the Corporation, in order to take or authorize any action, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

(g) The Corporation shall indemnify (1) its present or former directors and officers, whether serving the Corporation or at its request any other entity, to the maximum extent permitted by Maryland law in effect from time to time, including the advancement of expenses under the procedures and to the maximum extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment or repeal of the Charter shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he or she is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act.

(h) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, and subject to the Investment Company Act, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. No amendment, modification or repeal of this Article shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

(i) In addition to the powers and authority hereinbefore, hereinafter or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the express provisions of the laws of Maryland and the Charter and the Bylaws.

(j) The Corporation shall not be required to hold an annual meeting of stockholders in any year in which the MGCL does not require that such a meeting be held.

(k) The Corporation shall not be obligated to issue certificates representing shares of any series or class of stock, except as otherwise determined by the Board of Directors.

The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the MGCL now or hereafter in force.

IX.

AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article V of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the charter.

EIGHTH: The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of _____________, 20xx.

ATTEST:	EMERGING MARKETS GROWTH FUND, INC.

____________________________	By:_______________________________(SEAL)
Secretary	President

APPENDIX E

Existing Charter

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

EMERGING MARKETS GROWTH FUND, INC.

Emerging Markets Growth Fund, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

Michael L. Sapir, whose post office address is 1120 Connecticut Avenue, N.W., Washington, D.C. 20036, acted as the incorporator of this Corporation, under and by virtue of the General Corporation Laws of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation. The initial Articles of Incorporation of the Corporation were filed with the State Department of Assessments and Taxation of Maryland on March 10, 1986.

ARTICLE II

NAME

The name of the Corporation is EMERGING MARKETS GROWTH FUND, INC.

ARTICLE III

PURPOSE AND POWERS

The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

(1)            To conduct and carry on the business of an investment company of the management type.

(2)            To hold, invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

(3)            To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Corporation Law of the State of Maryland and by these Articles of Amendment and Restatement, as its Board of Directors may determine.

(4)            To redeem, purchase, or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the General Corporation Law of the State of Maryland and in accordance with duly adopted resolutions of the Corporation's Board of Director as adopted from time to time.

(5)            To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any of the foregoing purposes or objects.

The Corporation shall be authorized to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Corporation Law of the State of Maryland now or hereafter in 'force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

ARTICLE IV

PRINCIPAL OFFICE AND RESIDENT AGENT

The post office address of the principal office of the Corporation in the State of Maryland is c/o The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is the Prentice-Hall Corporation System, Maryland, a corporation of the State of Maryland, and the post office address of the resident agent is 11 East Chase Street, Baltimore, Maryland 21202.

ARTICLE V

CAPITAL STOCK

The total number of shares of capital stock of the Corporation heretofore authorized was Two Hundred Million (200,000,000) shares of the par value of One Cent ($.01) per share and the aggregate par value of $2,000,000. As amended, the total number of shares of capital stock which the Corporation shall have authority to issue is Four Hundred Million (400,000,000) shares of the par value of One Cent ($.01) per share and of the aggregate par value of $4,000,000. All shares shall be issued on a fully-paid and non-assessable basis.

As an open-end company registered under the Investment Company Act of 1940, the Board of Directors of the Corporation may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that the Corporation has authority to issue, from time to time as the Board of Directors shall determine, subject to any limits required by then applicable law.

Shares of capital stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

(a)	The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, then standing in his name on the books of the Corporation.
(b)	The shares of capital stock, when issued, will be fully paid and non-assessable and have no preference, preemptive, conversion, exchange, or similar rights.
(c)	The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board of Directors. Dividends or distributions on shares or any class of stock shall be paid only out of earned surplus or other lawfully available assets belonging to such class.

(d)	No holder of shares of the Corporation's capital stock shall transfer such shares or any interest therein to any person that does not meet the suitability standards as set forth by resolution of the Board of Directors from time to time. "Transfer" includes any sale, assignment, transfer, encumbrance, hypothecation, pledge or other disposition of any nature, voluntary or involuntary, by operation of law or otherwise, of any shares or of any interest therein.

ARTICLE VI

PROVISIONS FOR DEFINING, LIMITING AND REGULATING

CERTAIN POWERS OF THE CORPORATION AND OF

THE DIRECTORS AND STOCKHOLDERS

(1)            The number of Directors of the Corporation shall be one (1), which number may be, from time to time, increased or decreased by the Board of Directors by resolution. The names of those Directors who are currently in office at the date of these Articles of Amendment and Restatement are: Nancy Englander, David I. Fisher, Khalil Foulathi, Beverly L. Hamilton, Raymond Kanner, Marinus W. Keijzer, Hugh G. Lynch, Helmut Mader, Teresa E. Martini, John G. McDonald, William Robinson, Patricia A. Small, Walter P. Stern, and Shaw B. Wagener.

(2)            The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereinafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation or in the by-laws of the Corporation or in the General Corporation Law of the State of Maryland.

(3)            No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the

Corporation which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof or otherwise).

(4)            Each Director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

(5)            The Board of Directors of the Corporation may make, alter or repeal from time to time any of the by-laws of the Corporation except any particular by-law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of applicable federal and state law.

ARTICLE VII

DETERMINATION BINDING

Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends, interest and capital gains for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created or shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provisions of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or any other provision of law including, if applicable to the Corporation, the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder, or (b) protect or purport to protect any Director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE VIII

PERPETUAL EXISTENCE

The duration of the Corporation shall be perpetual.

ARTICLE IX

AMENDMENT

The Corporation reserves the right from time to time to make any amendment of its charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding stock.

THIRD: The amendment to and restatement of the Articles of Incorporation of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the shareholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the Articles of Incorporation.

FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the Articles of Incorporation.

SIXTH: The number of Directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the Articles of Incorporation.

SEVENTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters of fact required to be verified under oath, the undersigned President acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this 30th day of June, 1997.

ATTEST: EMERGING MARKETS GROWTH FUND, INC.

/s/ Roberta A. Conroy	/s/ Nancy Englander
Senior Vice President and Secretary	President

EMERGING MARKETS GROWTH FUND, INC.

ARTICLES OF AMENDMENT

Emerging Markets Growth Fund, Inc., a Maryland corporation registered as an open-end interval investment company under the Investment Company Act of 1940, as amended (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that

FIRST: Article V of the Charter of the Corporation is amended to provide that the par value per share of all shares of capital stock that the Corporation is authorized to issue is $.01 per share.

SECOND: The amendment to the Charter as set forth above has been duly approved by the Board of Directors, without a stockholder vote; in accordance with Section 2-605 of the Maryland General Corporation Law.

THIRD: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury,

FOURTH: These Articles of Amendment shall be effective at 5:00 p.m. Eastern time on January 15, 2007.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this 8th day of January, 2007.

ATTEST: EMERGING MARKETS GROWTH FUND, INC.

_/s/ Nelson N. Lee	/s/ Shaw B. Wagener
Name: Nelson N. Lee	Name: Shaw B. Wagener
Title: Secretary	Title: President & Chief Executive Officer

EMERGING MARKETS GROWTH FUND, INC.

ARTICLES SUPPLEMENTARY

Emerging Markets Growth Fund, Inc., a Maryland corporation registered as an open-end interval investment company under the Investment Company Act of 1940, as amended (the “Corporation”)·hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Article V of the Charter of the Corporation, and pursuant to Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolutions duly adopted, increased the aggregate number of shares of capital stock of the Corporation from 400,000,000 shares of capital stock, par value $.01 per share to 2,000,000,000 shares of capital stock, par value $.01 per share.

SECOND: Immediately before the Effective Time (as defined below), the aggregate number of shares of stock of the Corporation is 400,000,000 shares of capital stock, par value $.01 per share, all of one class, with an aggregate par value of $4,000,000.

THIRD: Immediately after the Effective Time, the aggregate number of shares of stock of the Corporation shall be 2,000,000,000 shares of capital stock, par value $.01 per share, all of one class, with an aggregate par value of $20,000,000.

FOURTH: The undersigned President acknowledges these Articles Supplementary to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FIFTH: These Articles Supplemental shall be effective at 4:59 p.m. Eastern time on January 12, 2007 (the “Effective Time”).

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this 8th day of January, 2007.

ATTEST: EMERGING MARKETS GROWTH FUND, INC.

/s/ Nelson N. Lee	/s/ Shaw B. Wagener (SEAL)
Name: Nelson N. Lee	Name: Shaw B. Wagener
Title: Secretary	Title: President & Chief Executive Officer

EMERGING MARKETS GROWTH FUND, INC.

ARTICLES OF AMENDMENT

Emerging Markets Growth Fund, Inc., a Maryland corporation registered as an open-end interval investment company under the Investment Company Act of 1940, as amended (the "Corporation''), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is amended as of the Effective Time (as defined below) to provide that every share of capital stock, $.01 par value per share, of the Corporation (“Capital Stock''), which was issued and outstanding immediately prior to the Effective Time, shall be converted into five issued and outstanding shares of Capital Stock with a par value of $.002 per share (the “Stock Split”). Fractional shares of common stock shall be converted on a proportionate basis.

SECOND: Simultaneously with the Stock Split, Article V of the Charter is amended to provide that the par value per share of all shares of Capital Stock that the Corporation is authorized to issue is $.002 per share.

THIRD: The amendments to the Charter as set forth above have been duly approved by the Board of Directors, without a stockholder vote, in accordance with Sections 2-309 and 2-605 of the Maryland General Corporation Law.

FOURTH: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FIFTH: These Articles of Amendment shall be effective at 5:00

p.m. Eastern time on January 12, 2007 (the “Effective Time”).

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this 8th day of January, 2007.

ATTEST: EMERGING MARKETS GROWTH FUND, INC.

/s/ Nelson N. Lee	/s/ Shaw B. Wagener (SEAL)
Name: Nelson N. Lee	Name: Shaw B. Wagener
Title: Secretary	Title: President & Chief Executive Officer

APPENDIX F

Form of Investment Advisory and Service Agreement between the Fund and the Adviser

INVESTMENT ADVISORY AND SERVICE AGREEMENT

INVESTMENT ADVISORY AND SERVICE AGREEMENT, effective as of June 21, 1999, as amended on [DATE], by and among EMERGING MARKETS GROWTH FUND, INC., a Maryland corporation (the "Fund"), CAPITAL INTERNATIONAL, INC., a California corporation (the "Manager"), registered as an investment adviser under the Investment Advisers Act of 1940 and THE CAPITAL GROUP COMPANIES, INC., a California corporation ("Capital Group"), that is the indirect parent of the Manager, whereby the Manager will act as investment adviser to the Fund as follows:

ARTICLE I

DUTIES OF THE MANAGER

The Fund hereby employs the Manager to act as the investment adviser to and manager of the Fund, to manage the investment and reinvestment of assets of the Fund and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Manager shall for all purposes herein be deemed an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Manager shall:

(a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund;

(b) consult with, and provide information and assistance to, the Board of Directors of the Fund (the "Board"), as reasonably requested by the Board, in support of the Board's identification and selection of "qualifying markets", as defined in the Fund's Registration Statement, as amended;

(c) take such steps as are necessary to implement the Fund's investment program, including making and carrying out decisions to acquire or dispose of permissible investments, managing the investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(d) regularly report to and consult with the Board with respect to the Fund's investment program and its activities in connection with management of the assets of the Fund;

(e) maintain all accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Fund which it shall be required to maintain pursuant to the Investment Company Act of 1940, and regulations thereunder, or other applicable laws or regulations (or which it would be required to maintain if the Fund were registered under the Investment Company Act of 1940); and

(f) determine the net asset value of the Fund as required.

B. Administrative Services. In addition to the performance of investment advisory services, the Manager shall perform, or supervise the performance of, the following administrative services in connection with the management of the Fund:

(a) assist in supervising all aspects of the Fund's operations, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder service agents, if any, accountants, attorneys and other parties performing services or operational functions for the Fund;

(b) provide the Fund, at the Manager's expense, with services of persons, who may be the Manager's or an affiliate of the Manager's officers or employees, competent to serve as officers of the Fund and to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including the preparation and maintenance of required reports, books and records of the Fund; and

(c) provide the Fund, at the Manager's expense, with adequate office space (which may be in the offices of the Manager) and related services necessary for its operations as contemplated in this Agreement.

C. Limitations and Advisory Services. The Manager shall perform the services under this Agreement subject to the review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Offering Circular dated March 14, 1986 and as amended thereafter, and its Articles of Incorporation and By-Laws, as amended from time to time and the provisions of applicable laws.

D. Contractual Arrangements with Affiliates. The Fund acknowledges that initially, and from time to time, the Manager may contract with affiliates to perform certain services hereunder for the Fund. Capital Group undertakes to fulfill the obligations or liabilities of the Manager hereunder in the event the Manager fails or is unable to do so for any reason.

E. Other Limitations. The Manager acknowledges that the International Finance Corporation ("IFC") and the International Bank for Reconstruction and Development may possess certain information and material relevant to investment decisions of the Fund, and that they are obligated not to disclose or reveal such information or material to third parties, including to the Fund and the Manager. The Manager specifically acknowledges that IFC's nominee to the Fund's Board of Directors will not disclose to the Manager any confidential information of which he is aware even if the failure to do so would be detrimental to the Fund or its shareholders.

ARTICLE II

COMPENSATION OF THE MANAGER

A. As compensation for its services to the Fund, the Manager shall receive, on or before the tenth calendar day of each month, as compensation for its services during the preceding month, a fee at the annual rates of:

Aggregate net assets	Annual fee rate
On the first $400 million	0.900%
From $400 million to $1 billion	0.800%
From $1 billion to $2 billion	0.700%
From $2 billion to $4 billion	0.650%
From $4 billion to $6 billion	0.625%
From $6 billion to $8 billion	0.600%
From $8 billion to $11 billion	0.580%
From $11 billion to $15 billion	0.560%
From $15 billion to $20 billion	0.540%
In excess of $20 billion	0.520%

Such fee shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For purposes hereof, the net assets of the Fund shall be determined in the manner set forth in the registration statement of the Fund.

B. No compensation, other than that provided for in this Agreement, shall be payable by the Fund to the Manager or any of its affiliates unless approved by the Board.

ARTICLE III

EXPENSES

A. The Manager shall be responsible for all expenses incurred by it in performing the services set forth in Article I hereof, and shall pay the fees and expenses, including traveling expenses, of all directors of the Fund who are affiliated persons of the Manager or any of its affiliates.

B. In addition to the compensation to the Manager provided in Article II hereof, the Fund shall pay all other expenses incurred in its operation and all of its general administrative expenses including, but not limited to, redemption expenses, expenses of portfolio transactions, shareholder accounting and servicing costs, interest, charges and expenses of the custodian and any subcustodian and transfer agent, if any, cost of auditing services, fees and expenses, including traveling expenses, of directors not affiliated with the Manager or any of its affiliates, legal fees and expenses, state franchise taxes and any other applicable taxes, expenses of registering the Fund and/or securities issued by the Fund under Federal and state securities laws and any foreign laws, and of registering securities issued by the Fund on any stock exchange, Securities and Exchange Commission fees, insurance premiums, costs of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of preparing and printing proxies, prospectuses and reports to shareholders, costs of stock certificates, costs of corporate meetings, and any extraordinary expenses, including litigation costs.

ARTICLE IV

PORTFOLIO TRANSACTIONS AND BROKERAGE

A. In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. It is understood by the parties that the expenses of the Manager may not necessarily be reduced as a result of receipt of such research services.

B. Subject to the above requirements and the provisions of the Securities Exchange Act of 1934 or other applicable provisions of law, and the terms of any exemptions(s) therefrom, nothing shall prohibit the Manager from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

ACTIVITIES OF THE MANAGER

A. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other related or unrelated businesses so long as its services under this Agreement are not impaired.

B. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Manager, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Manager are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as shareholder or otherwise.

C. It is agreed that the Manager may use any investment research produced or received in connection with its activities hereunder in providing investment advice to other accounts managed by it or its affiliates, including its or their own accounts. Conversely, it is understood that investment research obtained by the Manager in connection with its other accounts or activities may be useful to the Manager in carrying out its obligations to the Fund.

D. It is agreed that, on occasions when the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations hereunder to the Fund and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund's portfolio.

ARTICLE VI

TERM OF THE AGREEMENT

A. This Agreement shall become effective on June 21, 1999. This Agreement shall remain in effect for one year from the date on which it became effective, and thereafter shall remain in effect so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by either (i) the vote of a majority of the members of the entire Board of Directors or (ii) the vote of a majority of the outstanding voting securities of the Fund.

B. This Agreement may be terminated, without the payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Manager or by the Manager or sixty days' written notice to the Fund, and shall automatically terminate upon its assignment (as that term is defined in the Investment Company Act of 1940) by either party.

ARTICLE VII

LIABILITY OF THE MANAGER

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties on the part of the Manager (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Manager or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Manager nor any of its officers, directors, employees, agents, controlling persons or shareholders shall be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates, provided, however, that, if the Fund shall be registered under the Investment Company Act of 1940, this provision shall not apply to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services if the Fund shall be registered thereunder.

ARTICLE VIII

RECORDKEEPING

A. The Manager agrees that all accounts and records of the Fund which are required to be maintained pursuant to paragraph A(e) of Article I hereof shall be the property of the Fund and that all such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Manager's offices upon reasonable prior written notice, and shall be made available, upon reasonable written request, to the directors and officers of the Fund or to any governmental agency having appropriate jurisdiction and authority.

B. The Fund has furnished or will furnish the Manager with copies of the Fund's Registration Statement, Articles of Incorporation, and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Manager will be entitled to rely on all documents furnished by the Fund.

ARTICLE IX

GOVERNING LAW

This Agreement shall be interpreted under the laws of the State of Maryland. Words and phrases used herein shall be interpreted in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. As used with respect to the Fund, the term "majority of the outstanding voting securities" shall mean the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented or (ii) more than 50% of the outstanding voting securities.

IN WITNESS WHEREOF, the parties have caused this Investment Advisory and Service Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

EMERGING MARKETS GROWTH FUND, INC.

Witness:

By:	By:

CAPITAL INTERNATIONAL, INC.

Witness:

By:	By:

THE CAPITAL GROUP COMPANIES, INC.

Witness:

By:	By:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

[SCAN CODE] VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

[PHONE] VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

[MAIL BOX] VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

[BALLOT BOX] VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street Los Angeles, CA 90071 on November 10, 2016

Please detach at perforation before mailing.

EMERGING MARKETS GROWTH FUND, INC. FOR THE MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 10, 2016	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby acknowledges receipt of the Notice of Meeting of Shareholders and the accompanying Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Walter R. Burkley, Peter C. Kelly and Laurie D. Neat, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Meeting of Shareholders of Emerging Markets Growth Fund, Inc. to be held at the offices of Capital International, Inc., 333 South Hope Street, 54th Floor, Los Angeles, California 90071, on Thursday, November 10, 2016 at 11:00 a.m., Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, your shares will be “FOR” all Proposals and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting of Shareholders.

VOTE VIA THE INTERNET:	www.proxy-direct.com
VOTE VIA TELEPHONE:	1-800-337-3503

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature and Title, if applicable
Signature (if held jointly)
Date EMG_28021_081916

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for Emerging Markets Growth Fund, Inc.

Meeting of Shareholders to Be Held on November 10, 2016.

The proxy materials for the meeting are available at: https://www.proxy-direct.com/emg-28021

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1.
Elect six Directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
			☐	☐	☐
01. Joseph C. Berenato	02. Richard G. Capen, Jr.	03.Vanessa C. L. Chang
04. H. Frederick Christie	05. Richard G. Newman	06. Paul Roye

INSTRUCTIONS: To withhold authority to vote for one or more nominees, mark the “For All Except” box and write the nominee number(s) and/or name(s) on the line below.

2.
Approve the amendment and restatement of the Fund's Articles of Incorporation ("Charter"):	FOR	AGAINST	ABSTAIN
2A. Series and class structure and related provisions	☐	☐	☐
2B. Vote requirements.	☐	☐	☐
2C. Quorum requirements.	☐	☐	☐
2D. Certain other changes (including shareholder redemption procedures and Director indemnification)	☐	☐	☐

3.

	FOR	AGAINST	ABSTAIN
Approve an amendment to the Fund's Investment Advisory and Service Agreement.	☐	☐	☐

4. Consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

EMG_28021_081916